SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Norwood Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]         No fee required.
  [ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
              0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]    Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                      [NORWOOD FINANCIAL CORP. LETTERHEAD]








March 30, 1998


To Our Stockholders:

         We are pleased to invite you to attend the Annual Meeting of Stockholders (the "Meeting") of Norwood Financial Corp. (the "Company") to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 28, 1998, at 11:00 a.m.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, Beard & Company, Inc., are expected to be present to respond to any questions that stockholders may have.

         Also enclosed for your  reference is the Annual Report to  Stockholders
for  the  fiscal  year  ending  December  31,  1997,  which  contains   detailed
information concerning the activities and operating performance of the Company.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the meeting and voting in person but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,


                                           /s/William W. Davis, Jr.
                                           -------------------------------------
                                           William W. Davis, Jr.
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                                  P.O. BOX 269
                          HONESDALE, PENNSYLVANIA 18431
                                 (717) 253-1455
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 1998
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Norwood Financial Corp. (the "Company") will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 28, 1998, at 11:00 a.m. The Meeting is for the purpose of considering and acting upon:

         1.  The election of three directors of the Company; and

         2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on March 16, 1998, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/John E. Marshall
                                              ----------------------------------
                                              JOHN E. MARSHALL
                                              SECRETARY
Honesdale, Pennsylvania
March 30, 1998


--------------------------------------------------------------------------------
IMPORTANT: PLEASE COMPLETE, DATE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                          NORWOOD FINANCIAL CORP., INC.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
                                 (717) 253-1455
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 28, 1998
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of Norwood Financial Corp. (the "Company") which acquired all of the outstanding common stock of Wayne Bank (the "Bank") in connection with the Bank's holding company reorganization completed on March 29, 1996. Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 28, 1998, at 11:00 a.m. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 30, 1998.

         At the Meeting, stockholders will consider and vote upon election of three directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by signed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof.

         The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director should the nominee be unable to serve, or for good cause, will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on March 16, 1998 (the "Voting Record Date") are entitled to one vote for each share then held. As of the Voting Record Date, the Company had 1,780,430 shares of Common Stock outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.

         As to the election of directors as stated under "Proposal I -- Election of Directors," the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to all other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the Bylaws, a majority of the votes cast by stockholders shall be sufficient to pass on the matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Other than as noted below, management knows of no person or entity, including any "group" as that term is used in ss.13(d)(3) of the 1934 Act, who or which is the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Voting Record Date. Information concerning the security ownership of management is included under "Proposal I - Election of Directors."

Name and Address                                       Amount and Nature of                 Percent of Shares of
of Beneficial Owner                                   Beneficial Ownership(1)             Common Stock Outstanding
-------------------                                   -----------------------             ------------------------

Wayne Bank Trust Department                                 149,934(2)                              8.43%
717 Main Street
Honesdale, Pennsylvania  18431

Carolyn Knox Gazlay and Gretchen                            145,656(3)                              8.19%
 Knox Smith Trust
c/o Wayne Bank - Trust Department
717 Main Street
Honesdale, Pennsylvania  18431

Wayne Bank                                                  106,062(4)                              5.96%
Employee Stock Ownership Plan
717 Main Street
Honesdale, Pennsylvania  18431


----------------------
(1) All amounts have been adjusted for a two-for-one stock split in the form of a stock dividend declared December 9, 1997 to shareholders of record January 15, 1998, and paid February 2, 1998.

(2) The Wayne Bank Trust Department ("WBTD") is trustee to and has sole voting power for seven trust accounts that include among their investments the Common Stock.

(3) The WBTD serves as trustee to the Carolyn Knox Gazlay and Gretchen Knox Smith Trust ("Trust"), an irrevocable intervivos trust established under the laws of the Commonwealth of Pennsylvania. Voting power in the Trust rests solely with the two beneficiaries. Investment and dispositive power is shared equally among the two beneficiaries of the Trust and WBTD.

(4) The ESOP purchased such shares for the exclusive benefit of plan participants. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation. As of the Voting Record Date, 15,226 shares have been allocated under the ESOP to participant accounts. See "Director and Executive Officer Compensation -- Other Compensation -- Employee Stock Ownership Plan."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The executive officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. Based solely on the Company's review of such ownership reports no director, executive officer, or 10% beneficial owners failed to file such ownership reports on a timely basis during the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Directors

         The Company currently has nine directors serving on its Board. The Articles require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a term of three years, with approximately one-third of the directors elected annually. Three directors will be elected at the Meeting to serve for a three-year period.

         Russell L. Ridd, Harold A. Shook, and John J. Weidner have been nominated by the Board of Directors each to serve for a three-year term. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth for the nominees and the directors continuing in office, such individual's name, age, the year the nominee first became a director of the Company or the Bank, and the number of shares and percentage of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank.

                                                                                                SHARES OF
                                                    YEAR FIRST              CURRENT            COMMON STOCK          PERCENT
                                                    ELECTED OR               TERM              BENEFICIALLY            OF
NAME                               AGE(1)            APPOINTED              EXPIRES           OWNED(2)(3)(4)          CLASS
----                               ------            ---------              -------           --------------          -----

                                           BOARD NOMINEES FOR TERMS TO EXPIRE IN 2001

Russell L. Ridd                     68                 1980                   1998                  50,468(5)          2.8%

Harold A. Shook                     59                 1988                   1998                   3,996(5)             *

John J. Weidner                     73                 1962                   1998                   1,696                *


                           THE BOARD OF DIRECTORS RECOMMENDS THAT ITS NOMINEES BE ELECTED AS DIRECTORS

DIRECTORS CONTINUING IN OFFICE
Daniel J. O'Neil                    60                 1985                   1999                   1,494                *

Dr. Kenneth A. Phillips             47                 1988                   1999                     396                *

Gary P. Rickard                     56                 1978                   1999                  10,310                *

Charles E. Case                     63                 1970                   2000                  47,628             2.7%

William W. Davis, Jr.               53                 1996                   2000                  12,688(6)             *

John E. Marshall                    60                 1983                   2000                  17,440(5)          1.0%

All Executive Officers and
  Directors as a Group
  (11 persons)                                                                                     160,404(7)(8)       9.0%

-------------------
*        Less than 1.0%.
(1)      As of December 31, 1997.
(2)      As of the Voting Record Date.
(3) All amounts have been adjusted for a two-for-one stock split in the form of a stock dividend declared December 9, 1997 to shareholders of record January 15, 1998 payable February 2, 1998.
(4) Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children, over which shares the named individuals effectively exercise sole voting and investment power.
(5) Excludes 106,062 unallocated shares of Common Stock held under the ESOP for which such individual serves as one of three ESOP trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(6) Includes options to purchase 6,000 shares of Common Stock within 60 days of the Record Date and 688 shares allocated pursuant to the ESOP.
(7) Includes options to purchase 16,980 shares of Common Stock within 60 days of the Record Date.
(8) Includes 1,761 shares allocated to executive officer participants' accounts under the ESOP.

Executive Officers

         The following individuals hold the offices in the Company set forth below opposite their names.

Name                                   Age(1)          Positions Held With the Company
----                                   ------          -------------------------------

Russell L. Ridd                          68            Chairman of the Board

William W. Davis, Jr.                    53            President and Chief Executive Officer

Lewis J. Critelli                        38            Senior Vice President and Chief
                                                       Financial Officer

Edward C. Kasper                         50            Senior Vice President

John E. Marshall                         60            Secretary

----------------
(1)      At December 31, 1997.

         The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation, or removal by the Board of Directors.

Biographical Information

         The principal occupation during the past five years of each director, nominee for director, and executive officer of the Company is set forth below. All directors, nominees, and executive officers have held their present positions for five years unless otherwise stated.

         Directors
         ---------

         Charles E. Case is Vice President at CR Case and Sons, Inc., Honesdale, Pennsylvania, an automotive/tire services store.

         William W. Davis, Jr. became President and Chief Executive Officer of the Bank and the Company on August 26, 1996. Prior to that, Mr. Davis was senior vice president and area executive of Corestates Bank N.A., Scranton, Pennsylvania ("Corestates") from November 1994 to August, 1996. Prior to the merger of Third National Bank and Trust Company, Scranton, Pennsylvania ("Third National") with and into Corestates, Mr. Davis served as Chairman, President and Chief Executive Officer from July 1993 through November 1994 and as President and Chief Operating Officer from April 1985 at Third National.

         John E. Marshall is president of Marshall Machinery Inc., Honesdale, Pennsylvania, a farm equipment and sales company.

         Daniel J. O'Neill is Superintendent of the Wayne Highlands School District, Honesdale, Pennsylvania.

         Dr. Kenneth A. Phillips is an optometrist in Waymart, Pennsylvania.

         Gary  P.  Rickard  is  a  partner  of  Clearfield   Farms,   Honesdale,
Pennsylvania, a dairy farm.

         Russell L. Ridd is Chairman of the Board.

         Harold  A.  Shook  is  president  of  Shooky's  Distributors,   Hawley,
Pennsylvania, a food and beverage distributor.

         John  J.  Weidner  is  president  of  Weidner   Companies,   Honesdale,
Pennsylvania, a holding company owning real estate and technology holdings.

         Executive Officers Who Are Not Directors
         ----------------------------------------

         Lewis J. Critelli has been Senior Vice President and Chief Financial Officer of the Bank and the Company since December 10, 1996. Mr. Critelli had been Vice President and Chief Financial Officer of the Bank since January 1995 and of the Company since its formation in March 1996. Prior to that, Mr. Critelli had been Vice President, Treasurer and Comptroller of First Valley Bank from June 1991 to December 1994.

         Edward C. Kasper has been Senior Vice President of the Bank and Company since December 9, 1997. Mr. Kasper had been Vice President of the Company since its formation and Senior Lending Officer of the Bank since 1993 and Vice President of the Bank since 1986.

Nominations for Directors

         Nomination of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles and Bylaws may be eligible for election as directors at an annual meeting.

         Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. However, with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which this Notice of the Annual Meeting was mailed. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the board of directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting must furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination that pertains to the nominee.

         The Board may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles and Bylaws. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles and Bylaws as provided in the Bylaws.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended December 31, 1997, the Board of Directors of the Company held four regular meetings and no special meetings and the Board of Directors of the Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended December 31, 1997.

         The Audit Committee of the Company and the Bank is comprised of Directors Case, Marshall, Phillips, Shook and Weidner. The committee reviews audit reports, meets with external auditors, reviews and approves the audit schedule and engagement of outside auditors. The committee also reviews Bank examination reports. The Audit Committee met three times in 1997.

         The Nominating Committee is comprised of the entire Board of Directors. The Committee meets annually to nominate directors for the upcoming year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Company does not presently compensate its directors. Each director of the Company is also a director and Executive Committee member of the Bank and receives fees accordingly. Mr. William W. Davis, Jr., President and Chief Executive Officer of the Company and the Bank, does not receive board or committee fees for his participation thereon.

         Each member of the Board of Directors receives a fee of $400 per month. In addition, fees are paid for various committee meetings as follows: Executive Committee ($400); Trust Committee ($200); Audit Committee ($200); Compensation Committee ($200). For the fiscal year ended December 31, 1997, fees paid to all directors totalled approximately $88,300, all of which were paid by the Bank.

Executive Compensation

         Summary Compensation Table. The following table sets forth for the fiscal years ended December 31, 1997 and 1996, certain information as to the total remuneration received by the chief executive officer as well as one other executive officer whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1997.


                                   Annual Compensation(1)                                 Long Term Compensation
--------------------------------------------------------------------------------------    ----------------------
                                                                                                   Awards
                                                                                                       Securities
                                                                                          Restricted   Underlying
Name and Principal                                                    Other Annual          Stock      Options/         All Other
Position(2)                   Year        Salary        Bonus         Compensation(3)      Award(s)     SARs(#)       Compensation
------------------            ----        ------        -----         ---------------      --------   ----------       ------------

William W. Davis, Jr.         1997       $140,837      $20,000           $   --            $   --        6,000         $16,034(4)(5)
President and Chief           1996         44,135          883               --                --        6,000
  Executive Officer (2)


Lewis J. Critelli             1997       $ 89,750      $15,000               --                --        4,000         $14,342(4)(5)
Senior Vice President
  and Chief Financial
  Officer

---------------
(1) The Company first registered its Common Stock under Section 12(g) under the Securities Exchange Act of 1934, as amended, effective April 29, 1996, therefore, less than three years of compensation data is presented. All compensation was paid by the Bank. Compensation deferred at election of executive is includable in category and year earned.
(2) Effective August 26, 1996, Mr. Davis became president and chief executive officer, filling the vacancy created by the resignation of H. Richard Ishler, Jr. on March 12, 1996. Russell L. Ridd, Chairman of the Board, acted as president of the Company and the Bank on an interim basis until Mr. Davis was hired. On August 26, 1996, in an effort to maintain an effective transition with the chief executive officer, the Bank entered into a consulting agreement with Mr. Ridd. The agreement had a term of six months and paid quarterly fee of $20,000 with interest earned on the fee at a rate equal to the highest return paid on the Bank's one-year certificates of deposit.
(3) For the listed individuals, for the year ended December 31, 1997, there were no (a) perquisites and other benefits for which the aggregate value exceeded the lesser of $50,000 or 10% of total salary and bonus;
         (b)  payments  of  above-market   preferential   earnings  on  deferred
         compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(4) Includes matching and discretionary contributions of $1,952 and $5,384 allocated to the account of Messrs. Davis and Critelli by the Bank under its 401(k) Plan during 1997.
(5) Includes 687 and 438 shares of Common Stock allocated to Messrs. Davis and Critelli during 1997, respectively, pursuant to the ESOP and based upon a stock price of $20.50 on December 31, 1997.


         Employment Agreements. In fiscal 1996, the Company and the Bank entered into five-year employment agreements with Messrs. Davis and Critelli. Mr. Davis' base compensation under the Agreement is $135,000. The Agreement provides that upon review of the Board, Mr. Davis' base salary will increase not less than $6,000 per year for five years. Mr. Critelli has a base salary under the Agreement of $80,726, with increases not less than $3,000 per year for five years upon Board review. Under the Agreements, Mr. Davis' and Mr. Critelli's employment may be terminated by the Company or the Bank for "just cause" as defined in the Agreement. If the Company or the Bank terminated Messrs. Davis and Critelli ("Employees") without just cause, Messrs. Davis and Critelli would be entitled to a continuation of their salaries for the remaining term of the agreement with a minimum of one year from the date of termination as well as the continuation of other benefits. In the event there is an involuntary termination of employment in connection with any change in control of the Company or the Bank during the term of the Agreement, Messrs. Davis and Critelli will be paid in a lump sum an amount equal to 2.99 times the five year average of his annual compensation. In the event there was a change in control at December 31, 1997, Mr. Davis would have been entitled to a lump sum payment of approximately $413,000 and Mr. Critelli would have been entitled to a lump sum payment of approximately $254,150.

         Furthermore, the Bank entered into change-in-control severance agreements with nine key officers of the Bank ("Severance Agreements"). The Severance Agreements have terms of three years and severance protection upon a termination of employment following a change in control, with such payment equalling one or two times the current annual compensation of such individuals. The Bank and the Company can renew the original terms of the agreements each year. Upon a change in control, funding of the Grantor Trust as described in the Severance Agreement for all executive officers as a group (nine persons), excluding Mr. Davis and Mr. Critelli as of December 31, 1997, would have equaled approximately $674,000.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consists of Directors Ridd, Marshall and Shook. Mr. Ridd is currently the Chairman of the Company and was previously President and Chief Executive Officer of the Company and the Bank for part of fiscal 1996. Mr. Ridd did not participate in matters involving his compensation. The Compensation Committee met three times during fiscal 1997.

         The Company had no "interlocking" relationships existing on or after January 1, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

Report of the Compensation Committee

         The Compensation Committee of the Company is responsible for the administration of the compensation program of the President and Chief Executive Officer, Senior Vice President and Chief Financial Officers and all other Executive Officers. The Committee is entirely composed of Directors of the Company. The Committee has access to various surveys of executive compensation packages of banks of similar size and complexity. The Compensation package for executive officers consists of base salary, annual cash bonus and incentive stock options and is structured so as to provide a competitive package that allows the company to retain key executives.

         The Committee determines executive base salaries by level of responsibility, individual contribution to the Company and Company performance including overall profitability, core growth in loans and deposits and loan quality issues. The Chief Executive Officer makes recommendations to the Committee concerning base salary of other executive officers after reviewing individual and company performance. Using a similar process, the Committee makes recommendations to Board regarding the President and Chief Executive Officer base salary.

         Annual cash bonuses and incentive stock options are used to focus on attainment of goals and to reward executive officers for individual contributions to the performance of the Company and overall success of the Company. The Committee makes recommendations to the Board for executive bonuses and incentive stock options, including those for the President and Chief Executive Officer.

         The Compensation Committee:

                  John E. Marshall
                  Russell L. Ridd
                  Harold A. Shook

Other Compensation

         Insurance. Full-time employees of the Bank are provided, at minimal contribution or expense to them, with group plan insurance that covers hospitalization, major medical, dental, and long-term disability, accidental death, and life insurance. This insurance is available generally and on the same basis to all full-time employees after six months of service. Part-time employees become eligible for health and dental insurance (50% paid by the Bank) after 500 hours and six months of service.

         Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan (the "ESOP") for the exclusive benefit of participating employees, which became effective January 1, 1996. Participating employees are employees who are at least 21 years old and who have completed one year of service with the Company or its subsidiaries. Contributions to the ESOP and shares released from the ESOP suspense account will be allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year in order to receive an allocation. Participant benefits become vested 20% per year beginning one year of service. Years of employment prior to the adoption of the ESOP are counted toward vesting. Vesting will be accelerated upon retirement, death, disability, or termination of the ESOP. Benefits may be payable in the form of a lump sum upon a change-in-control, retirement, death, disability, or separation from service.

         Directors Marshall, Ridd and Shook serve as the members of the ESOP Committee and as the ESOP Trustees. The ESOP Committee, as administrators of the ESOP, may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. The ESOP Trust purchased 121,212 shares of the Company's Common Stock with proceeds from a loan from the Company. The Company makes cash contributions to the ESOP on an annual basis sufficient to enable the ESOP to make the required loan payments. Compensation expense for the ESOP was $237,000 for the year ended December 31, 1997. The loan bears interest at the prime rate, adjusted annually. Interest is payable annually and principal is payable in equal annual installments over ten years. The loan is secured by shares of stock purchased.

Other Benefits

         Incentive Stock Option Plan. Pursuant to the Incentive Stock Option Plan, the Compensation Committee of the Board of Directors may grant Incentive stock options to certain key employees of the Bank. The plan is intended to provide for the grant of "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The price per share at which each Incentive Stock Option granted under the plan may be exercised is not less than the fair market value of the common stock at the time the option is granted. The plan shall continue in effect for 10 years from the effective date. No option granted pursuant to the plan shall have a term more then 10 years from date the option is granted. The aggregate number of shares with respect to which awards may be made pursuant to plan will not exceed 500,000 shares. In granting options to an employee, the Compensation Committee considers the nature of services rendered by the employee, the employee's current and potential contribution to the Bank and such other factors as the Committee may, in it's sole discretion deem relevant. The purpose of the Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentive to officers of the Bank to promote the success of its business.

                                                OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                         (Individual Grants)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Potential Realizable
                                                 Percent of                                                 Value at Assumed
                               Number of       Total Options/                                             Annual Rate of Stock
                              Securities        SARs Granted                                             Price Appreciation for
                              Underlying        to Employees       Exercise or                               Option Term(1)
          Name                Option/SARs        in Fiscal         Base Price                        -------------------------------
                              Granted (#)           Year             ($/Sh)         Expiration Date        5%($)         10%($)
------------------------------------------------------------------------------------------------------------------------------------
William W. Davis, Jr.            6,000             33.3%             $17.125            12/9/07           64,618        153,128
Lewis J. Critelli                4,000             22.2%             $17.125            12/9/07           43,079        102,085

                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                          OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of Securities
                                                                          Underlying Unexercised              Value of Unexercised
                                   Shares                                      Options/SARs                in-the-Money Options/SARs
                                Acquired on             Value               at Fiscal Year-End                 at Fiscal Year-End
                                  Exercise            Realized                      (#)                               ($)
           Name                     (#)                  ($)             Exercisable/Unexercisable         Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
William W. Davis, Jr.                --                  --                     6,000/6,000                     24,372/20,250(2)
Lewis J. Critelli                    --                  --                     5,740/4,000                     22,730/13,500(3)

---------------------
(1) Based upon the hypothetical increased value of the Common Stock less the option exercise price multiplied by the number of options granted.
(2) Based upon an exercise price per share of $16,438 for 6,000 options and $17,125 for 6,000 options and a closing stock price of $20.50 per share as of December 31, 1997.
(3) Based upon an exercise price per share of $16.54 for 5,740 options and $17,125 for 4,000 options and a closing stock price of $20.50 per share as of December 31, 1997.

         Pension Plan. On February 11, 1997, the Company decided to discontinue providing the benefits under the Pension Plan. The Company settled all obligations under the Pension Plan during the third quarter of 1997. Benefits provided under the Profit Sharing Plan and ESOP replace the Pension Plan.



--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         During 1996 and 1997, the Common Stock was inactively traded and there is no established public trading market. Prior to the Reorganization, the Bank common stock was similarly inactively traded with no established public trading market. Because of the inactivity of a market in the Common Stock, the Company does not believe that a stock performance graph is useful to stockholders at this time.

         Effective March 2, 1998, the Company stock is listed on the Nasdaq National Market under the symbol NWFL and should establish a public trading market in the future.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Company had no "interlocking" relationships existing on or after January 1, 1997 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Board of Directors of the Company, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of Board of Directors of the Company.

         The Bank, like many financial institutions, has followed a policy of offering residential mortgage loans for the financing of personal residences, consumer loans, and overdraft protection to its officers, directors, and employees. The loans are made in the ordinary course of business and are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. At December 31, 1997 loans to executive officers and directors of the Company and the Bank, and their immediate family members, amounted to $3.4 million or 14.0% of the Company's stockholders' equity.


--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders for the fiscal year ending December 31, 1997, including financial statements, has been mailed to all persons who were listed as stockholders of record as of the close of business on the Voting Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

         A Copy of the Form 10-K as filed with the SEC will be furnished without charge to stockholders as of the record date upon written request to Lewis J. Critelli, Senior Vice President and Chief Financial Officer, Norwood Financial Corp., 717 Main Street, P.O. Box 269, Honesdale, Pennsylvania 18431. Such Form 10-K is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 717 Main Street, P.O. Box 269, Honesdale, Pennsylvania 18431, no later than November 30, 1998. Any such proposals shall be subject to the requirements of Rule 14a-8 under the 1934 Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, including any adjournments thereof, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ John E. Marshall
                                              JOHN E. MARSHALL
                                              SECRETARY

Honesdale, Pennsylvania
March 30, 1998

APPENDIX I

                             NORWOOD FINANCIAL CORP.

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 28, 1998

--------------------------------------------------------------------------------

         The undersigned hereby appoints the official proxy committee of the Board of Directors of the Norwood Financial Corp. (the "Company") with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 28, 1998, at 11:00 a.m. and at any and all adjournments thereof, as follows:



                                                         FOR            WITHHELD
                                                         ---            --------

1.        The election as director of all nominees
          listed below:                                  |_|               |_|

          Russell L. Ridd
          Dr. Kenneth A. Phillips
          Gary P. Rickard


INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.



In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The  Board of  Directors  recommends  a vote  "FOR"  all of the  listed
propositions.                                           ---



--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, A SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 30, 1998 and an Annual Report to Stockholders.



Dated:                      , 1998  |_|  Please check here if you plan to attend
       ---------------------             the Meeting.



------------------------------------        ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


------------------------------------        ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
            PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------